United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 14, 2005
Date of Report
(Date of earliest event reported)

1-11983
(Commission file number)

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	59-3359111
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

225 Water Street, Suite 1400, Jacksonville, FL	32202
(Address of Principal Executive Offices)	(Zip Code)

(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)

www.fpic.com
(Registrant’s Internet Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 14, 2005, FPIC Insurance Group, Inc. (“FPIC”) entered into a Separation Agreement with Kim D. Thorpe. Mr. Thorpe has served as Executive Vice President and Chief Financial Officer as well as Principal Financial Officer and Principal Accounting Officer of FPIC since November 1999. In accordance with the terms of the Separation Agreement, Mr. Thorpe has resigned from all officer positions with FPIC, all director and officer positions with subsidiary companies of FPIC and all trustee positions with FPIC benefit plans, effective December 31, 2005. Notwithstanding Mr. Thorpe’s resignation of all director, officer and trustee positions, he will continue as a non-officer employee of FPIC until March 31, 2006, at which time he will terminate his employment with FPIC. A copy of the Separation Agreement dated December 14, 2005 entered into by FPIC and Mr. Thorpe is attached hereto as Exhibit 10(llll). For additional information regarding Mr. Thorpe’s departure from FPIC, see Items 1.02 and 5.02 of this Form 8-K.

On December 14, 2005, FPIC entered into an Amended and Restated Employment Agreement with Charles Divita, III, as a result of his election, as of January 1, 2006, as Chief Financial Officer of FPIC. Mr. Divita’s Amended and Restated Employment Agreement provides for an employment term ending December 31, 2006, with an annual salary of $185,500, to be adjusted in accordance with the terms of the Amended and Restated Employment Agreement. A copy of Mr. Divita’s Amended and Restated Employment Agreement dated December 14, 2005 is attached hereto as Exhibit 10(mmmm). For additional information regarding Mr. Divita’s election as Chief Financial Officer and appointment as Principal Financial Officer and Principal Accounting Officer of FPIC, see Items 5.02 and 8.01 of this Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement

Effective December 21, 2005, the Employment Agreement entered into by FPIC and Mr. Thorpe on November 22, 1999, as amended on December 14, 2001 and as extended through December 31, 2006, will terminate, with the exception of Section 4(h) of the Employment Agreement, which shall continue in full force, in accordance with the terms of the Separation Agreement entered into by FPIC and Mr. Thorpe on December 14, 2005. For additional information regarding Mr. Thorpe’s Employment Agreement with FPIC dated November 22, 1999, previously filed with the United States Securities and Exchange Commission (“SEC”) on March 30, 2000, and an amendment thereto dated December 14, 2001, previously filed with the SEC on March 27, 2002, see Exhibit 10(n) and Exhibit 10(n)(1), respectively, to FPIC’s Annual Report on Form 10-K filed with the SEC (Commission File No. 1-11983) on March 15, 2005.

Effective December 21, 2005, the Severance Agreement entered into by FPIC and Mr. Thorpe on November 22, 1999, as amended on December 14, 2001, will terminate, in accordance with the terms of the Separation Agreement entered into by FPIC and Mr. Thorpe on December 14, 2005. For additional information regarding Mr. Thorpe’s Severance Agreement with FPIC dated November 22, 1999, previously filed with the SEC on March 30, 2000, and an amendment thereto dated December 14, 2001, previously filed with the SEC on March 27, 2002, see Exhibit 10(o) and 10(o)(1), respectively, to FPIC’s Annual Report on Form 10-K filed with the SEC (Commission File No. 1-11983) on March 15, 2005.

For additional information regarding Mr. Thorpe’s departure from FPIC, including information regarding the Separation Agreement entered into by FPIC and Mr. Thorpe on December 14, 2005, see Items 1.01 and 5.02 of this Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 31, 2005, Kim D. Thorpe, who has served as Executive Vice President and Chief Financial Officer and Principal Financial Officer and Principal Accounting Officer of FPIC since November 1999, has resigned from all officer positions with FPIC, all director and officer positions with subsidiary companies of FPIC and all trustee positions with employee benefit plans of FPIC. Notwithstanding Mr. Thorpe’s resignation of all FPIC director, officer and trustee positions, he will continue as a non-officer employee of FPIC until March 31, 2006, at which time he will terminate his employment with FPIC. For additional information regarding Mr. Thorpe’s departure from FPIC, including a Separation Agreement entered into by Mr. Thorpe and FPIC on December 14, 2005, see Items 1.01 and 1.02 of this Form 8-K.

Charles Divita, III, 36, has been named Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of FPIC effective January 1, 2006. Mr. Divita is currently Senior Vice President - Operations and Strategy for FPIC and has been with FPIC since 2000. Mr. Divita previously served as President and Chief Executive Officer of Employers Mutual, Inc., a subsidiary of FPIC, from July 2002 to May 2005 and as Vice President of Finance for FPIC, from June 2000 to July 2002. Prior to joining FPIC, Mr. Divita held various management positions with Prudential Financial in areas of operations and risk management. Mr. Divita began his career as a certified public accountant with Arthur Andersen, LLP, and holds bachelor’s degrees in accounting and finance from Florida State University, where he graduated cum laude.

For additional information regarding Mr. Divita’s election as Chief Financial Officer of FPIC, including an Amended and Restated Employment Agreement entered into by Mr. Divita and FPIC on December 14, 2005, see Items 1.01 and 8.01 of this Form 8-K.

For additional information regarding Mr. Thorpe’s departure from FPIC, see Item 1.01 and 1.02 of this Form 8-K.

Item 8.01. Other Events

Charles Divita, III was elected Chief Financial Officer and appointed Principal Financial Officer and Principal Accounting Officer of FPIC effective January 1, 2006. Mr. Divita will also serve as an executive officer of FPIC, as defined by Rule 3b-7 of the Securities Exchange Act of 1934. Mr. Divita will replace Kim D. Thorpe who had served in all such capacities since November 1999.

For additional information regarding Mr. Divita’s election as Chief Financial Officer and appointment to Principal Financial Officer and Principal Accounting Officer and Mr. Thorpe’s departure from FPIC, see FPIC’s press release dated December 14, 2005, attached hereto as Exhibit 99 and furnished as a part of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

10 (llll)	Separation Agreement dated December 14, 2005 between FPIC Insurance Group, Inc. and Kim D. Thorpe

10(mmmm)	Amended and Restated Employment Agreement dated December 14, 2005 between FPIC Insurance Group, Inc. and Charles Divita, III

99	FPIC Insurance Group, Inc. Press Release dated December 14, 2005

FPIC Insurance Group, Inc., through its subsidiary companies, is a leading provider of medical professional liability insurance for physicians, dentists and other healthcare providers, and a provider of insurance management services to other medical professional liability insurance carriers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPIC Insurance Group, Inc.
(Registrant)

Date: December 14, 2005	By:	/s/ John R. Byers
John R. Byers
President and Chief Executive Officer